UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE l4C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Amendment No. 1

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ADT Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Schedule 14C Information Statement

(Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended)

ADT INC.

1501 Yamato Road

Boca Raton, FL 33431

(561) 988-3600

NOTICE OF ACTION BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY VOTING POWER OF THE COMPANY’S COMMON STOCK

To Our Stockholders:

ADT Inc. (the “Company”) is writing to advise you that on July 31, 2020, Prime Security Services TopCo (ML), L.P. and Prime Security Services TopCo (ML II), L.P. (collectively, the “Majority Stockholders”), which are funds managed by affiliates of Apollo Global Management, Inc. and collectively the holders of 84.6% of the voting power of the Company’s common stock entitled to vote on July 22, 2020 (the “Record Date”) approved by written consent (the “Written Consent”) in lieu of a meeting of stockholders the Amended and Restated Certificate of Incorporation of the Company (the “New Charter”). The Written Consent is attached hereto as Annex A. The New Charter is attached to Annex A as Exhibit A. The New Charter was unanimously approved by the Company’s board of directors (the “board of directors”).

The Company entered into the New Charter in connection with the Securities Purchase Agreement by and between the Company and Google LLC (the “Investor”), dated as of July 31, 2020 (the “Securities Purchase Agreement”). The New Charter (i) sets forth the rights, preferences and privileges of a new class of common equity, the Class B common stock, par value $0.01 per share of the Company (the “Class B Common Stock”); (ii) authorizes the issuance of 3,999,000,000 shares of common stock, par value $0.01 (the “common stock”), 100,000,000 shares of Class B Common Stock and 1,000,000 shares of preferred stock (an increase of 750,000 shares of preferred stock from the current limit of 250,000 in the Amended and Restated Certificate of Incorporation of the Company (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Charter”); and (iii) provides that the U.S. federal district courts shall, to the fullest extent permitted by law, be the sole and exclusive forum for any claims arising under the Securities Act of 1933, as amended (the “Securities Act”).

The Information Statement being provided is dated                 , 2020 and is first being mailed on or about                 , 2020, to the holders of record of the common stock, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Delaware General Corporation Law (the “DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Written Consent constitutes the affirmative consent of the holders of a majority of the aggregate number of votes that could be cast by holders of common stock on the approval of the New Charter, as of the Record Date, and is sufficient under the Existing Charter and the DGCL to approve the New Charter. Accordingly, because the New Charter has been approved pursuant to the Written Consent, no other stockholder consents are being solicited in connection with this Information Statement. The New Charter will become effective upon its filing with the Secretary of State of the State of Delaware, which we expect to occur on the twentieth (20th) calendar day following the mailing of this Information Statement to the holders of the Company’s shares of common stock.

This is not a notice of a meeting of stockholders and no meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

BY ORDER OF THE BOARD OF DIRECTORS

David Smail
Executive Vice President, Chief Legal Officer and Secretary

SUMMARY

This summary highlights important information from this Information Statement. It may not contain all of the information that is important to you with respect to the New Charter. You should read carefully this entire Information Statement, together with Annex A, and the other documents to which this Information Statement refers to understand fully the transactions contemplated hereby. See “Where You Can Find More Information.” We have included page references in this summary directing you to a more complete description of those items.

Unless otherwise indicated or unless the context requires otherwise: all references in this Information Statement to “the Company,” “we,” “our” and “us” refer to ADT Inc. and, where appropriate, its subsidiaries; and all references in this Information Statement to terms defined in the notice to which this Information Statement is attached have the meanings provided in that notice.

Voting and Vote Required (page 8)

The Company is not seeking consents, authorizations or proxies from you. Section 2.11 of the Amended and Restated By-laws of the Company (the “By-laws”) provides that any action that may be taken at a meeting of stockholders may be taken by written consent, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by or on behalf of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company in accordance with applicable law. In accordance with this provision, approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the New Charter.

The Action by Written Consent

As of the Record Date, there were 770,433,609 shares of common stock outstanding. As of the Record Date, the Majority Stockholders beneficially owned 651,848,348 shares (84.6%) of outstanding common stock. Accordingly, the Written Consent executed by the Majority Stockholders pursuant to Section 2.11 of the By-laws is sufficient to approve the New Charter and no further stockholder action is required to approve this matter. No payment was made to any person or entity in consideration of execution of the Written Consent.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, Section 2.11 of the By-laws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL, Section 2.11 of the By-laws and Regulation 14C.

Dissenters’ Rights of Appraisal (page 25)

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

Securities Purchase Agreement (page 12)

On July 31, 2020, the Company entered into a Securities Purchase Agreement with the Investor (the “Securities Purchase Agreement”), pursuant to which the Company has agreed to issue and sell in a private placement to the Investor 54,744,525 shares of Class B Common Stock for an aggregate purchase price of $450.0 million, subject to adjustment to limit the Investor’s investment to 9.9% of the issued and outstanding common stock of the Company on an as-converted basis (the “Private Placement”). The shares of Class B Common Stock are being acquired at a per share purchase price of $8.22, which is equal to the volume weighted average price of the shares of the common stock for the fifteen (15) trading days immediately prior to entry into the Securities Purchase Agreement (the “Per Share Purchase Price”)), adjusted for the amount of any cash dividend declared by the Company after the date of the Securities Purchase Agreement and prior to the date of the closing of the Private Placement (the “Closing”), to the extent the Investor is not entitled to receive such dividend. Based on this number of shares, after the Closing, the Investor will hold approximately 6.6% of the issued and outstanding common stock of the Company on an as-converted basis. Prior to the Closing, the Investor has the unilateral right to purchase, for the same price per share, additional shares of Class B Common Stock such that, immediately following the Closing, the Investor holds 9.9% of the issued and outstanding common stock on an as-converted basis (the “Option”). The Investor has indicated to the Company that, as of the date of this Information Statement, it does not intend to exercise the Option.

The Company expects to use the net proceeds from the Private Placement for further growth initiatives and reduce debt over time. The Private Placement is expected to close on or about                 , 2020, subject to satisfaction of customary closing conditions (the “Closing Date”).

Investor Rights Agreement (page 12)

Upon the Closing, the Company and the Investor will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which the Investor will agree to be bound by customary transfer restrictions and drag-along rights, and be afforded customary registration rights with respect to shares of common stock that are issuable upon conversion of shares of Class B Common Stock held directly by the Investor. Under the terms of the Investor Rights Agreement, the Investor will be prohibited, subject to certain exceptions, from transferring any shares of Class B Common Stock or any shares of common stock issuable upon conversion of shares of Class B Common Stock (collectively, the “Lock-Up Shares”) beneficially owned by the Investor until the earlier of (i) the three (3)-year anniversary of the Closing Date, (ii) the date on which the Commercial Agreement (as defined below) has been terminated by the Investor under specified circumstances and (iii) June 30, 2022 if ADT LLC, an indirect wholly owned subsidiary of the Company (“ADT LLC”), breaches certain of its obligations under the Commercial Agreement (as defined below).

Commercial Agreement (page 14)

Concurrently with the execution of the Securities Purchase Agreement, ADT LLC, an indirect wholly owned subsidiary of the Company (“ADT LLC”), and the Investor entered into a Master Supply, Distribution, and Marketing Agreement (the “Commercial Agreement”), pursuant to which the Investor has agreed to supply ADT LLC with certain Google devices as well as certain Google video and analytics services (“Google Services”), for sale to ADT LLC’s customers. Subject to customary termination rights related to breach and change of control, the Commercial Agreement has an initial term of seven years from the date that the Google Service is successfully integrated into ADT LLC’s end-user security and automation platform, which is targeted for no later than June 30, 2022. If the integrated service is not launched by June 30, 2022 then ADT LLC will be required to offer Google Services without integration for professional installations except for existing customers who already have ADT Pulse or ADT Control interactive services until such integration has been made.

FORWARD-LOOKING STATEMENTS

This Information Statement contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this Information Statement that are not clearly historical in nature, including statements regarding anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, transactions contemplated by each of the Securities Purchase Agreement, the Investor Rights Agreement and the Commercial Agreement and other matters are forward-looking. Forward-looking statements are contained principally in the section of this Information Statement entitled “Risk Factors.” Without limiting the generality of the preceding sentence, any time we use the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this Information Statement that looks toward future actions or performance of ADT is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in the Information Statement. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

QUESTIONS AND ANSWERS

The following questions and answers are intended to briefly address some commonly asked questions regarding the New Charter. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary” and “The Amended and Restated Certificate of Incorporation” and the more detailed information contained elsewhere in this Information Statement, Annex A to this Information Statement and the documents referred to or incorporated by reference in this Information Statement, each of which you should read carefully. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions under “Where You Can Find More Information.”

Why did I receive this information statement?

The Majority Stockholders, who hold a majority of the voting power of the outstanding shares of common stock, took action by written consent in lieu of a meeting. Pursuant to Section 228 of the DGCL, Section 2.11 of the By-laws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action.

What actions did such Majority Stockholders take?

In connection with the transactions contemplated by the Securities Purchase Agreement, the Majority Stockholders executed a written consent approving the New Charter, authorizing among other things, the issuance of the Class B Common Stock.

What actions did the board of directors take?

In connection with its consideration and approval of the Securities Purchase Agreement and the transactions contemplated therein, the board of directors unanimously approved the New Charter.

What action do I need to take as a stockholder?

You are not required to take any action. We expect the actions approved pursuant to the Written Consent to take effect twenty (20) calendar days after the date of mailing of the definitive form of this Information Statement.

Am I entitled to appraisal rights?

No. You are not entitled to appraisal rights under Delaware law in connection with the approval of the New Charter.

Where can I find more information about the Company?

As required by law, the Company files annual, quarterly and current reports and other information with the Securities and Exchange Commission (the “SEC”) that contain additional information about the Company. You can inspect and copy these materials on the SEC’s Internet site at http://www.sec.gov.

Who can help answer my questions?

If you have questions about the Company after reading this Information Statement, please contact the Company in writing at its principal executive offices at 1501 Yamato Road, Boca Raton, FL 33431, attention: David Smail, Executive Vice President, Chief Legal Officer and Secretary.

VOTING AND VOTE REQUIRED

Under Section 242 of the DGCL, the adoption of the New Charter requires the approval of at least a majority of the issued and outstanding common stock entitled to vote thereon. As of the Record Date, there were 770,433,609 shares of common stock issued and outstanding, and each stockholder of record thereof is entitled to one vote per share. As of the Record Date, the Majority Stockholders, who executed the Written Consent adopting and approving the New Charter, were entitled to vote 651,848,348 shares of common stock, which represented 84.6% of the issued and outstanding shares of common stock as of such date.

The Written Consent constitutes the only stockholder approval required for the adoption of the New Charter under Section 242 of the DGCL and the By-laws, and, as a result, no further action by any other stockholder is required to approve the New Charter. ADT has not solicited and is not soliciting your consent of the New Charter. Further, ADT does not intend to call a meeting of the stockholders for purposes of voting on the New Charter.

Pursuant to Section 228 of the DGCL, Section 2.11 of the By-laws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation, or whose consent we have not solicited. This Information Statement is furnished solely for the purposes of advising our stockholders of the actions approved pursuant to the Written Consent and giving our stockholders notice of such action taken as required by the Exchange Act and the DGCL. The New Charter will not be filed and become effective until at least twenty (20) calendar days after this Information Statement has first been mailed to stockholders.

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

In connection with the transactions contemplated by the Securities Purchase Agreement, the board of directors unanimously approved the New Charter. On July 31, 2020, the New Charter was approved by the written consent of the Majority Stockholders, and it will become effective upon its filing with the Secretary of State of the State of Delaware, which we expect to occur on the twentieth (20th) calendar day following the mailing of this Information Statement. The New Charter is attached to Annex A as Exhibit A.

In addition to immaterial, conforming and technical changes, the New Charter will have the effects described below.

Authorization of Class B Common Stock

The New Charter authorizes the issuance of 100,000,000 shares of Class B Common Stock and sets forth the rights, preferences and privileges of the Class B Common Stock. The following is a summary of the rights, privileges and preferences of the Class B Common Stock:

Equal Status. Except as described below, shares of common stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably, and be identical in all respects as to all matters. Without limiting the generality of the foregoing, the common stock and Class B Common Stock shall be treated equally by the Company in any merger (provided that, in connection with any merger to create a holding company, the holders of common stock and Class B Common Stock shall also be treated equally except that each may receive a proportionate number of securities relative to their respective shares of common stock or Class B Common Stock), consolidation, share exchange pursuant to an exchange offer by the Company, share repurchase pursuant to a tender offer, tender offer pursuant to an agreement to which the Company is a party or other similar transaction; provided that if any dividend is paid in the form of common stock or Class B Common Stock (or rights to acquire common stock or Class B Common Stock or securities convertible into or exchangeable for common stock or Class B Common Stock), the holders of common stock shall receive common stock (or rights to acquire common stock or securities convertible into or exchangeable for common stock, as the case may be) and the holders of Class B Common Stock shall receive a proportionate number of shares of Class B Common Stock (or rights to acquire Class B Common Stock or securities convertible into or exchangeable for Class B Common Stock, as the case may be); provided, however, that the foregoing shall not prohibit the Company from making open market repurchases of common stock pursuant to a plan designed to comply with Rule 10b-18 promulgated under the Exchange Act, without repurchasing or offering to repurchase a proportionate number of shares of Class B Common Stock. If the Company in any manner subdivides or combines the outstanding shares of one class of common stock or Class B Common Stock, the outstanding shares of the other class of common stock or Class B Common Stock will be subdivided or combined in the same manner.

Voting Rights. The holders of Class B Common Stock shall have one vote for each share of Class B Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally; provided, however, that holders of Class B Common Stock, as such, shall not be entitled to vote on the election, appointment or removal of directors of the Company. Except as otherwise required by applicable law or provided in the New Charter (including, without limitation, the foregoing limitation on the voting powers of the Class B Common Stock), the holders of the Company’s common stock and the Class B Common Stock shall vote together as one class on all matters submitted to a vote of stockholders.

Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of preferred securities or any class or series of stock having a preference over or the right to participate with the common stock and Class B Common Stock with respect to the payment of dividends or distributions, the holders of the Company’s common stock and the Class B Common Stock shall be entitled to receive equally, on a per share basis, as, if and when declared by the board of directors out of the funds of the Company legally available therefor, such dividends (payable in cash, shares of stock of the Company, property or assets of the Company or otherwise) as the board of directors may from time to time in its sole discretion determine, and the holders of common stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Company as may be declared by the board of directors from time to time with respect to the common stock or Class B Common Stock out of assets or funds legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of common stock, Class B Common Stock or rights to acquire common stock and Class B Common Stock, the holders of common stock shall receive common stock or rights to acquire common stock, as the case may be, and the holders of Class B Common Stock shall receive an equal number of shares, on a per share basis, of Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

Liquidation. In the event the Company is liquidated, dissolved or wound up, whether voluntarily or involuntarily, after payment or provision of any of the Company’s debts and other liabilities and subject to rights of the holders of preferred stock, the remaining assets of the Company available for distribution to stockholders shall be distributed among and paid to the holders of common stock and Class B Common Stock equally, on a per share basis, in proportion to the number of shares of common stock and Class B Common Stock held by them respectively.

Conversion of Class B Common Stock into Common Stock. Each share of Class B Common Stock shall immediately become convertible into one share of common stock, at the option of the holder thereof, at any time following the earlier of (x) the expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Clearance”), required prior to such holder’s conversion of all such shares of Class B Common Stock, and (y) to the extent HSR Clearance is not required prior to such holder’s conversion of such shares of Class B Common Stock, the date that such holder owns such shares of Class B Common Stock. Conversion of such shares of Class B Common Stock shall be effected by surrender of such holder’s certificate representing such share of Class B Common Stock (or, in the case of uncertificated shares, evidence of ownership satisfactory to the Company) accompanied by a written notice from such holder addressed to the Company requesting the conversion and specifying the number of shares of Class B Common Stock to be converted. Upon a conversion of shares of Class B Common Stock, the Company shall issue to the holder of the shares of Class B Common Stock so converted a certificate representing the number of shares of common stock into which such holder’s shares of Class B Common Stock shall have been converted (and, if fewer than all of such holder’s shares of Class B Common Stock shall have been converted, a certificate representing the number of shares of Class B Common Stock that remain registered in such holder’s name) or, in the case of any uncertificated shares, evidence of registration of such shares in book-entry form.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of common stock. No shares of Class B Common Stock converted shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of capital stock that the Company shall be authorized to issue. At such time as all shares of Class B Common Stock have been so converted, the provisions of the New Charter regarding the Class B Common Stock shall have no further force and effect and shall be deemed to be deleted from the New Charter and any other references to shares of such class in the New Charter or any other agreement to which the Company is a party shall be deemed to refer to the same number of shares of common stock.

Increase in Shares Authorized for Issuance

The Existing Charter authorizes the issuance of a total of 4,000,000,000 shares of capital stock. Of such shares, 3,999,000,000 are designated as common stock and 1,000,000 are designated as preferred stock. Following the Company’s redemption of its previously outstanding mandatorily redeemable preferred securities, on August 16, 2018, the Company filed a Certificate of Retirement with respect to 750,000 shares of preferred stock, but such shares of preferred stock are still reflected as authorized by the Secretary of State of the State of Delaware.

The New Charter will authorize the issuance of 4,100,000,000 shares of capital stock, of which 3,999,000,000 are designated as common stock, 100,000,000 are designated as Class B Common Stock and 1,000,000 are designated as preferred stock.

As of the Record Date, there were 770,433,609 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. In addition to the aforementioned shares of common stock outstanding, the Company has an aggregate of 36,333,845 shares of common stock reserved for issuance pursuant to the Company’s 2018 Omnibus Incentive Plan.

The amendments to the Existing Charter will not change any of the rights, restrictions, terms or provisions relating to the common stock or the preferred stock. Under the DGCL, stockholders are not entitled to appraisal rights with respect to these amendments, and the Company will not independently provide stockholders with any such right.

Future issuances of common stock could affect stockholders. Additionally, holders of common stock do not have any preemptive rights with respect to the issuance of common stock. Any future issuance of common stock, other than on a pro-rata basis, would dilute the percentage ownership and voting interest of the then current stockholders.

Upon the consummation of the Company’s acquisition of Cell Bounce, a California company (“Cell Bounce”), which we expect to close in the third quarter of 2020, and is conditioned upon the satisfaction of various closing conditions, the Company shall issue an aggregate of 2,000,000 warrants to purchase common stock of the Company, which will be exercisable at $7.77 per share of the Company, subject to certain performance milestones (the “CB Warrants”). The increase in the authorized shares in the New Charter is not related to the acquisition of Cell Bounce.

Exclusive Forum Selection

The Existing Charter provides that, unless we consent in writing to the selection of an alternative forum, the Chancery Court of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for:

•	any derivative action or proceeding brought on our behalf;

•	any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or stockholders;

•	any action asserting a claim arising pursuant to any provision of the DGCL or of our certificate of incorporation or the By-laws; or

•	any action asserting a claim against us or any of our directors or officers governed by the internal affairs doctrine.

In addition to these, the New Charter will also provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

This exclusive forum provision in the New Charter will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed to have notice of and, to the fullest extent permitted by law, to have consented to the provisions described in this paragraph. Our stockholders will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder as a result of our exclusive forum provisions. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation have been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.

THE TRANSACTIONS

The following is a summary of the main terms and provisions of the transaction agreements between the Company and the Investor. For more information, see the terms of the underlying agreements as set forth below and incorporated by reference herein. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions under “Where You Can Find More Information.”

Securities Purchase Agreement

The Private Placement will be consummated in accordance with the terms of the Securities Purchase Agreement pursuant to which the Company has agreed to issue and sell in a private placement to the Investor 54,744,525 shares of Class B Common Stock for an aggregate purchase price of $450.0 million, subject to adjustment to limit the Investor’s investment to 9.9% of the issued and outstanding common stock of the Company on an as-converted basis. The shares of Class B Common Stock are being acquired at a per share purchase price of $8.22 (which is equal to the volume weighted average price of the shares of the common stock for the fifteen (15) trading days immediately prior to entry into the Securities Purchase Agreement), adjusted for the amount of any cash dividend declared by the Company after the date of the Securities Purchase Agreement and prior to the Closing, to the extent the Investor is not entitled to receive such dividend. Based on this number of shares, after the Closing, the Investor will hold approximately 6.6% of the issued and outstanding common stock of the Company on an as-converted basis. Prior to the Closing, the Investor has the unilateral right to purchase, for the same price per share, additional shares of Class B Common Stock such that, immediately following the Closing, the Investor holds 9.9% of the issued and outstanding common stock on an as-converted basis. The Investor has indicated to the Company that, as of the date of this Information Statement, it does not intend to exercise the Option.

The Securities Purchase Agreement contains representations and warranties by the Company and the Investor and covenants of the Company and the Investor and other rights, obligations and restrictions, in each case for the sole benefit of the Company and the Investor, which the Company believes are customary for transactions of this type. Except in the case of fraud, the maximum liability of the Company under the Securities Purchase Agreement for any breach of its representations and warranties shall not exceed the aggregate purchase price for the shares of Class B Common Stock issued to the Investor in the Private Placement.

Investor Rights Agreement

The Securities Purchase Agreement further specifies that, upon the Closing, the Company and the Investor will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which the Investor will agree to be bound by customary transfer restrictions and drag-along rights, and be afforded customary registration rights with respect to shares of common stock that are issuable upon conversion of shares of Class B Common Stock held directly by the Investor, in each case, as set forth below.

Transfer Restrictions Under the terms of the Investor Rights Agreement, the Investor will be prohibited, subject to certain exceptions, from transferring any shares of Class B Common Stock or any shares of common stock issuable upon conversion of shares of Class B Common Stock beneficially owned by the Investor until the earlier of (i) the three (3)-year anniversary of the Closing Date, (ii) the date on which the Commercial Agreement has been terminated by the Investor under specified circumstances and (iii) June 30, 2022, if ADT LLC breaches certain of its obligations under the Commercial Agreement (as defined below) (such period, the “Lock-Up Period”). During the Lock-Up Period, the Investor will be prohibited from transferring any Lock-Up Shares beneficially owned by the Investor during the Lock-Up Period, subject to certain exceptions, including transfers (i) to its controlled affiliates, (ii) to the extent necessary to cause the aggregate number of Lock-Up Shares beneficially owned by the Investor and its affiliates not to exceed 9.9% of the then outstanding common stock on an as-converted basis and (iii) that have been approved by the board of directors. Additionally, unless the Lock-Up Period was terminated (i) as a result of the termination of the Commercial Agreement by the Investor under specified circumstances or (ii) on June 30, 2022 if ADT LLC breaches certain of its obligations under the Commercial Agreement the Investor may not directly or knowingly indirectly (x) transfer any Lock-Up Shares to certain specified competitors, any activist shareholder or any persons that, after giving effect to a proposed transfer, would beneficially own greater than five percent (5%) of the then outstanding common stock on an as-converted basis or (y) subject to certain exceptions, transfer, on any day, an aggregate number of Lock-Up Shares that would be in excess of ten percent (10%) of the average daily trading volume of the common stock for the preceding four (4) weeks on the on the New York Stock Exchange.

Right of First Refusal. Following the expiration of the Lock-Up Period, if the Investor receives a bona fide offer to transfer any portion of its Lock-Up Shares for cash from certain specified competitors, any activist shareholder or any persons that, after giving effect to a proposed transfer, would beneficially own greater than five percent (5%) of the then outstanding common stock on an as-converted basis and the Investor continues to be prohibited from transferring the Lock-Up Shares to such competitors, activist shareholders or persons under the terms of the Investor Rights Agreement, the Investor will promptly deliver to the Company written notice (the “ROFR Offer”) setting forth a description of the proposed transaction, the identity of the potential purchaser, the number of Lock-Up Shares proposed to be sold and the purchase price amount, and any and all other material terms and conditions of the ROFR Offer. The Company will have the right (but not the obligation) to purchase all (but not less than all) of the Lock-Up Shares proposed to be sold at the price and on the terms and conditions in the ROFR Offer within ten (10) days of its receipt of the ROFR Offer, with the acquisition to be consummated within thirty (30) days following the Investor’s receipt of the Company’s acceptance notice. If the Company does not accept the ROFR Offer within such ten (10)-day period, the Investor may transfer all (but not less than all) of the Lock-Up Shares described in the ROFR Offer to the offering party at a price not less than the price specified in the ROFR Offer and on terms and conditions not more favorable to the offering party than those set forth in the ROFR Offer. If the acquisition by the third party is not consummated within sixty (60) days, the transfer restrictions will again apply to the applicable Lock-Up Shares.

Registration Rights. The Investor Rights Agreement provides that the Investor will be entitled to demand the registration of the sale of certain or all of shares of common stock that it beneficially owns. Among other things, under the terms of the Investor Rights Agreement:

•

The Investor has the right, subject to certain conditions and exceptions, to request that we file a shelf registration statement with the SEC of all or part of our common stock that it beneficially owns, and we are required to cause any such registration statements to become effective no later than the expiration of the Lock-Up Period (customarily known as “shelf rights”);

•

After the expiration of the Lock-Up Period, the Investor has the right, subject to certain conditions and exceptions, to conduct offerings of all or part of our common stock that it beneficially owns, including underwritten, non-underwritten, marketed, non-marketed, block trades and overnight transactions (customarily known as “demand rights”). We are required to facilitate such transactions and to use reasonable best efforts to effectuate any such underwritten offerings; and

•

After the expiration of the Lock-Up Period, if we propose to file certain types of registration statements under the Securities Act with respect to an offering of equity securities, we will be required to use our reasonable best efforts to offer the Investor the opportunity to register the sale of all or part of its shares on the terms and conditions set forth in the Investor Rights Agreement (customarily known as “piggyback rights”).

All expenses of registration under the Investor Rights Agreement, including the legal fees of one counsel retained by or on behalf of the Investor, will be paid by us.

The registration rights granted in the Investor Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The registration rights in the Investor Rights Agreement also contain customary indemnification and contribution provisions.

Drag-Along Rights. If (i) Prime Security Services TopCo Parent, L.P. (“TopCo Parent”) or any of its affiliates proposes to transfer common stock to a non-affiliated third party in a change of control transaction (i.e., the sale of 50% or more of the outstanding voting or equity securities of the Company or all or substantially all of the assets of the Company and its subsidiaries) and (ii) the amount of consideration to be paid for each share of common stock is at least equal to the Per Share Purchase Price (subject to certain adjustments), then TopCo Parent or its applicable affiliate will have the right to exercise customary drag-along rights and cause the Investor and its transferees to transfer a pro rata portion of their Lock-Up Shares determined in accordance with the terms and conditions contained in the Investor Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement and the Investor Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to the Signing 8-K (as defined herein), and the full text of the form of Investor Rights Agreement, which is attached as Annex II to the Securities Purchase Agreement.

Commercial Agreement

Concurrently with the execution of the Securities Purchase Agreement, ADT LLC, an indirect wholly owned subsidiary of the Company (“ADT LLC”), and the Investor entered into a Master Supply, Distribution, and Marketing Agreement (the “Commercial Agreement”), pursuant to which the Investor has agreed to supply ADT LLC with certain Google devices as well as certain Google video and analytics services (“Google Services”), for sale to ADT LLC’s customers. Subject to customary termination rights related to breach and change of control, the Commercial Agreement has an initial term of seven years from the date that the Google Service is successfully integrated into ADT LLC’s end-user security and automation platform, which is targeted for no later than June 30, 2022. If the integrated service is not launched by June 30, 2022 then ADT LLC will be required to offer Google Services without integration for professional installations except for existing customers who already have ADT Pulse or ADT Control interactive services until such integration has been made.

The Commercial Agreement includes certain consent rights, exclusivity obligations and rights of first refusal in favor of ADT LLC and the Investor. The Investor has a consent right to a sale by ADT LLC of all or part of its direct to consumer business, unless the acquiror enters into an agreement with the Investor on terms consistent with the Commercial Agreement. Further, subject to certain carveouts, ADT LLC has agreed to exclusively sell certain devices and services of the Investor for end-user smart home, security or safety devices.

The Commercial Agreement also contains customary termination rights for both parties. In addition, the Investor has rights to terminate the Commercial Agreement if (i) ADT LLC divests any part of its direct to consumer business and the acquiring entity does not agree to assume all obligations under the Commercial Agreement, or (ii) ADT LLC breaches certain provisions of the Commercial Agreement and does not cure such breaches. In the event of a breach by ADT LLC of the Commercial Agreement in a manner reasonably likely to result in a material adverse effect on the Investor’s business or brand, or a breach by ADT LLC of certain data security and privacy obligations under the Commercial Agreement, ADT LLC must suspend the sale of Google Services and certain devices during the applicable cure period. Upon termination of the Commercial Agreement, ADT LLC will no longer have rights to sell the Google Service or devices to new customers, subject to an applicable transition period. In addition, the Google Services may not be accessible by ADT LLC customers through ADT’s integrated end-user application during any cure period for breach by ADT LLC of certain data security and privacy provisions of the Commercial Agreement or upon termination of the agreement for a breach of such provisions.

The Commercial Agreement specifies that each party will contribute $150 million towards the joint marketing of devices and services, customer acquisition, training of ADT LLC’s employees for the sales, installation, customer service, and maintenance for the product and service offerings, and technology updates for products included in such offerings. Each party will contribute such funds in three equal tranches, subject to the attainment of certain milestones.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock summarizes certain provisions of the New Charter and the By-laws. This description is intended as a summary, and is qualified in its entirety by reference to the New Charter and the By-laws.

References to “Apollo” and the “Sponsor” refer to certain investment funds directly or indirectly managed by affiliates of Apollo Global Management Inc., their subsidiaries and their affiliates. References to “Ultimate Parent” refer to Prime Security Services TopCo Parent, LP, our direct parent company. Defined terms used in this section “Description of Capital Stock,” but otherwise not defined in this Information Statement, shall have the meaning ascribed to them in the Annual Report (as defined herein).

General

Pursuant to the New Charter, our capital stock will consist of 4,100,000,000 authorized shares, of which 3,999,000,000 shares are designated as common stock, 100,000,000 shares are designated as Class B Common Stock and 1,000,000 shares, par value $0.01 per share, are designated as preferred securities. As of the Record Date, we had 770,433,609 shares of common stock issued and outstanding. Upon the consummation of the Company’s acquisition of Cell Bounce, the closing of which is conditioned upon the satisfaction of various closing conditions, the Company will have an aggregate of 2,000,000 CB Warrants to purchase outstanding common stock of the Company. Except as described below and throughout this Information Statement, shares of common stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably, and be identical in all respects as to all matters. See “The Amended and Restated Certificate of Incorporation.”

Common Stock

Voting Rights. Except as otherwise required by applicable law or the New Charter, the holders of our common stock are entitled to one vote per share on all matters submitted to a vote of our stockholders generally.

Dividend Rights. Subject to applicable law and the rights of holders of any outstanding series of preferred stock, all shares of our common stock are entitled to share equally in any dividends the board of directors may declare from legally available sources. The common stock and the Class B Common Stock have the same rights and privileges and rank equally, share ratably, and are identical in all respects with respect to dividend rights; provided, however, that in the event that a dividend is paid in the form of shares of common stock, Class B Common Stock or rights to acquire common stock and Class B Common Stock, the holders of common stock shall receive common stock or rights to acquire common stock, as the case may be, and the holders of Class B Common Stock shall receive an equal number of shares on a per share basis, of Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

Liquidation Rights. Upon our liquidation, dissolution or winding up, whether voluntary or involuntary, after payment or provision of any of our debts and other liabilities, and subject to the rights of any holders of any outstanding series of preferred stock, all shares of our common stock are entitled to share equally in the assets available for distribution to stockholders. The common stock and the Class B Common Stock have the same rights and privileges and rank equally, share ratably, and are identical in all respects with respect to liquidation rights.

Other Matters. Holders of our common stock have no preemptive or conversion rights, and our common stock is not subject to further calls or assessments by us, except with respect to common stock issued in connection with the exercise of options issued pursuant to our 2016 Equity Incentive Plan, which is subject to a call right by our Sponsor.

Class B Common Stock

Voting Rights. Except as otherwise required by applicable law or the New Charter, the holders of our Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders generally, except holders of Class B Common Stock shall not be entitled to vote on the election, appointment or removal of directors of the Company.

Dividend Rights. Subject to applicable law and the rights of holders of any outstanding series of preferred stock, all shares of our Class B Common Stock are entitled to share equally in any dividends the board of directors may declare from legally available sources. The common stock and the Class B Common Stock have the same rights and privileges and rank equally, share ratably, and are identical in all respects with respect to dividend rights; provided, however, that in the event that a dividend is paid in the form of shares of common stock, Class B Common Stock or rights to acquire common stock and Class B Common Stock, the holders of common stock shall receive common stock or rights to acquire common stock, as the case may be, and the holders of Class B Common Stock shall receive an equal number of shares on a per share basis, of Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

Liquidation Rights. Upon our liquidation, dissolution or winding up, whether voluntary or involuntary, after payment or provision of any of our debts and other liabilities, and subject to the rights of any holders of any outstanding series of preferred stock, all shares of our Class B Common Stock are entitled to share equally in the assets available for distribution to stockholders. The common stock and the Class B Common Stock have the same rights and privileges and rank equally, share ratably, and are identical in all respects with respect to liquidation rights.

Conversion Right. Holders of our Class B Common Stock are entitled to convert their shares of Class B Common Stock into common stock following the earlier of (x) HSR Clearance required prior to such holder’s conversion of all such shares of Class B Common Stock, and (y) to the extent HSR Clearance is not required prior to such holder’s conversion of such shares of Class B Common Stock, the date that such holder owns such shares of Class B Common Stock.

Other Matters. Holders of our Class B Common Stock have no preemptive rights, and our Class B Common Stock is not subject to further calls or assessments by us.

Preferred Stock

Pursuant to the New Charter, the board of directors is authorized, by resolution or resolutions, to provide, out of the authorized but unissued shares of preferred stock, for the issuance from time to time of shares of preferred stock in one or more series and, by filing a certificate of designation with the Secretary of State of the State of Delaware in accordance with the DGCL, to establish the number of shares to be included in each such series and the powers (including voting powers, if any), designations, preferences and relative, participating, optional or other special rights (if any), and any qualifications, limitations or restrictions thereof, of each series as the board of directors from time to time may adopt by resolution. Each series of preferred stock will consist of an authorized number of shares as will be stated and expressed in the certificate of designations providing for the creation of the series.

Cell Bounce Warrants

When issued, the CB Warrants will be issued pursuant to a Warrant Agreement in connection with the acquisition of Cell Bounce and will vest in three equal tranches each consisting of 666,667 CB Warrants, subject to certain performance criteria as described in the warrant agreement. Assuming that all CB Warrants will vest in full, the CB Warrants will be exercisable for 2,000,000 shares of common stock. The exercise price per whole share of common stock purchasable upon exercise of the CB Warrants is $7.77 per share of common stock. We do not intend to list the CB Warrants on any securities exchange or nationally recognized trading system. The acquisition of Cell Bounce is conditioned upon the satisfaction of various closing conditions, and may not occur in the third quarter of 2020 or at all.

Composition of Board of Directors; Election and Removal of Directors

In accordance with the New Charter and the By-laws, the number of directors comprising the board of directors is determined from time to time exclusively by the board of directors; provided that the number of directors shall not exceed fifteen (15).

Currently, the total number of directors constituting the board of directors is 11. Our certificate of incorporation provides for a board of directors divided into three classes (each as nearly as equal as possible and with directors in each class serving staggered three-year terms), consisting of four directors in Class I (currently Messrs. DeVries, Ryan, Solomon and Ms. Griffin), four directors in Class II (currently Messrs. Press, Nord, Africk and Winter) and three directors in Class III (currently Messrs. Rayman, Becker and Ms. Drescher). See “—Certain Corporate Anti-takeover Provisions-Classified Board of Directors.” Under our Stockholders Agreement, Ultimate Parent has the right, but not the obligation, to nominate (a) a majority of our directors, as long as our Sponsor beneficially owns 50% or more of our outstanding common stock, (b) 50% of our directors, as long as our Sponsor beneficially owns 40% or more, but less than 50% of our outstanding common stock, (c) 40% of our directors, as long as our Sponsor beneficially owns 30% or more, but less than 40% of our outstanding common stock, (d) 30% of our directors, as long as our Sponsor beneficially owns 20% or more, but less than 30% of our outstanding common stock, and (e) 20% of our directors, as long as our Sponsor beneficially owns 5% or more, but less than 20% of our outstanding common stock.

In connection with the acquisition of The ADT Security Corporation (formerly named The ADT Corporation) in May 2016, funds affiliated with or managed by Apollo and certain other investors in our indirect parent entities (the “Co-Investors”) received certain rights, including the right of three Co-Investors to designate one person to serve as a director (such director, the “Co-Investor Designee”) as long as such Co-Investor’s ownership exceeds a specified threshold. Two such Co-Investor Designees resigned from the board of directors on November 14, 2017 and December 19, 2017, respectively, and their respective Co-Investors subsequently executed waiver letters whereby they each waive all rights to designate an individual to serve as a director. Currently, only one Co-Investor has the right to designate a Co-Investor Designee. Under the Stockholders Agreement, Ultimate Parent has the right, but not the obligation, to nominate the Co-Investor Designee to serve as members of the board of directors. Ultimate Parent’s right to nominate the Co-Investor Designee is in addition to Ultimate Parent’s right to nominate a specified percentage of the directors based on the percentage of our outstanding common stock beneficially owned by the Sponsor, as described above. We refer to the directors nominated by Ultimate Parent at the direction of our Sponsor based on such percentage ownership as the “Apollo Designees,” and we refer to the Co-Investor Designee and the Apollo Designees collectively as the “Sponsor Directors.”

Each director is to hold office for a three-year term and until the annual meeting of stockholders for the election of the class of directors to which such director has been elected and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancy on the board of directors (other than in respect of a Sponsor Director) will be filled only by the affirmative vote of a majority of the remaining directors, although less than a quorum. Any vacancy on the board of directors in respect of an Apollo Designee will be filled only by a majority of the Apollo Designees then in office or, if there are no such directors then in office, our Sponsor. Any vacancy on the board of directors in respect of the Co-Investor Designee will be filled only by a majority of the Sponsor Directors then in office or, if there are no such directors then in office, our Sponsor. Under the New Charter, stockholders do not have the right to cumulative votes in the election of directors. At any meeting of the board of directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes, except that if funds affiliated with or managed by Apollo own any shares of our common stock and there is at least one member of our board of directors who is an Apollo representative, then that representative must be present for there to be a quorum unless each Apollo representative waives his or her right to be included in the quorum at such meeting.

Certain Corporate Anti-takeover Provisions

Certain provisions in the New Charter and By-laws summarized below may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interests, including attempts that might result in a premium being paid over the market price for the shares held by stockholders.

Preferred Stock

The New Charter contains provisions that permit the board of directors to issue, without any further vote or action by stockholders, shares of preferred stock in one or more series and, with respect to each such series, to fix the number of shares constituting the series and the designation of the series, the voting rights (if any) of the shares of the series, and the powers, preference and relative, participation, optional and other special rights, if any, and any qualifications, limitations or restrictions, of the shares of such series.

Classified Board of Directors

The New Charter provides that the board of directors is divided into three classes of directors, with the classes as nearly equal in number as possible, and with the directors in each class serving staggered three-year terms. As a result, approximately one-third of the board of directors is elected each year. The classification of directors has the effect of making it more difficult for stockholders to change the composition of the board of directors. The New Charter incorporation provides that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the board of directors, as described above in “ —Composition of Board of Directors; Election and Removal of Directors.”

Removal of Directors; Vacancies

Under the DGCL, unless otherwise provided in the New Charter, directors serving on a classified board may be removed by the stockholders only for cause. The New Charter provides that directors may be removed with or without cause upon the affirmative vote of a majority in voting power of all outstanding shares of stock entitled to vote thereon, voting together as a single class; provided, however, that from and after the time Apollo and its affiliates cease to beneficially own, in the aggregate, at least 50.1% of our outstanding common stock, directors may only be removed for cause, and only by the affirmative vote of holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Any vacancy caused by the removal of an Apollo nominee shall only be filled by Apollo. Any vacancy on the board of directors (other than in respect of a Sponsor Director) will be filled only by the affirmative vote of a majority of the remaining directors, although less than a quorum. Any vacancy on the board of directors in respect of an Apollo Designee will be filled only by a majority of the Apollo Designees then in office or, if there are no such directors then in office, our Sponsor. Any vacancy on the board of directors in respect of a Co-Investor Designee will be filled only by a majority of the Sponsor Directors then in office or, if there are no such directors then in office, our Sponsor, as described above in “ —Composition of Board of Directors; Election and Removal of Directors.”

No Cumulative Voting

The New Charter does not provide stockholders the right to cumulate votes in the election of directors.

Special Meetings of Stockholders

The New Charter provides that if less than 50.1% of our outstanding common stock is beneficially owned by Apollo, special meetings of the stockholders may be called only by the chairman of the board of directors or by the secretary at the direction of a majority of the directors then in office. For so long as at least 50.1% of our outstanding common stock is beneficially owned by Apollo, special meetings must be called by the secretary at the written request of the holders of a majority of the voting power of the then outstanding common stock. The business transacted at any special meeting will be limited to the proposal or proposals included in the notice of the meeting.

Stockholder Action by Written Consent

Subject to the rights of the holders of one or more series of our preferred stock then outstanding, any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of our stockholders; provided that, prior to the time at which Apollo ceases to beneficially own at least 50.1% of our outstanding common stock, any action required or permitted to be taken at any annual or special meeting of our stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by or on behalf of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are delivered in accordance with applicable Delaware law.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

The By-laws provide that stockholders who are not parties to the Stockholders Agreement and who are seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally must be delivered to and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided that, in the event that the date of such meeting is advanced more than 30 days prior to, or delayed by more than 60 days after, the anniversary of the preceding year’s annual meeting of our stockholders, a stockholder’s notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The By-laws specify certain requirements as to the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

All the foregoing provisions of the New Charter and By-laws could discourage potential acquisition proposals and could delay or prevent a change in control. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage certain types of transactions that may involve an actual or threatened change in control. These same provisions may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interest. In addition, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our common stock that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in our management.

Delaware Takeover Statute

The New Charter provides that we are not governed by Section 203 of the DGCL. In the absence of the provision of the New Charter electing not to be governed by Section 203, we would have been subject to the restrictions on business combinations between us and our subsidiaries and interested stockholders as provided in Section 203.

However, the New Charter includes a provision that restricts us from engaging in any “business combination” with an “interested stockholder” for three years following the date that person becomes an interested stockholder, unless

•

before that person became an interested stockholder, the board of directors approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination;

•

upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) stock held by directors who are also officers of our Company and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held under the plan will be tendered in a tender or exchange offer; or

•

following the transaction in which that person became an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of the holders of at least 66 2/3% of our outstanding voting stock not owned by the interested stockholder.

In general, a “business combination” is defined to include mergers, asset sales and other transactions resulting in financial benefit to a stockholder and an “interested stockholder” is any person who, together with affiliates and associates, is the owner of 15% or more of our outstanding voting stock or is our affiliate or associate and was the owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately before the date of determination. Under the New Charter, an “interested stockholder” generally does not include our Sponsor and any affiliate thereof or their direct and indirect transferees.

This provision of the New Charter could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Amendment of the New Charter

Under Delaware law, the New Charter may be amended only with the affirmative vote of holders of at least a majority of the outstanding stock entitled to vote thereon. Notwithstanding the foregoing, the New Charter provides that, from and after the time Apollo ceases to beneficially own at least 50.1% of our outstanding common stock, in addition to any vote required by applicable law, the New Charter or the By-laws, the affirmative vote of holders of at least 66 2/3% of all of the outstanding shares of our capital stock entitled to vote thereon, voting together as a single class is required to amend the following provisions of the New Charter:

•

the provision authorizing the board of directors to designate one or more series of preferred stock and, by resolution, to provide the rights, powers and preferences, and the qualifications, limitations and restrictions thereof, of any series of preferred stock;

•

the provisions providing for a classified board of directors, establishing the term of office of directors, relating to the removal of directors, and specifying the manner in which vacancies on the board of directors and newly created directorships may be filled;

•	the provisions authorizing the board of directors to make, alter, amend or repeal the By-laws;

•	the provisions regarding the calling of special meetings and stockholder action by written consent in lieu of a meeting;

•

the provisions eliminating, to the fullest extent permitted by law, the personal liability of a director for monetary damages to the corporation or its stockholders for breaches of fiduciary duty as a director;

•	the provisions providing for indemnification and advance of expenses of our directors and officers;

•	the provisions regarding competition and corporate opportunities;

•

the provision specifying that, unless we consent in writing to the selection of an alternative forum, the Chancery Court of the State of Delaware or the federal district courts of the United States of America, as applicable, will be the sole and exclusive forum for intra-corporate disputes;

•	the provisions regarding entering into business combinations with interested stockholders;

•

the provision requiring that, from and after the time Apollo ceases to beneficially own at least 50.1% in voting power of our outstanding common stock, amendments to specified provisions of the New Charter require the affirmative vote of 66 2/3% in voting power of our outstanding stock, voting as a single class; and

•

the provision requiring that, from and after the time Apollo ceases to beneficially own at least 50.1% of our outstanding common stock, amendments by the stockholders to the By-laws require the affirmative vote of 66 2/3% in voting power of our outstanding stock, voting as a single class.

Amendment of The By-laws

The By-laws provide that they can be amended by the vote of the holders of shares constituting a majority of the voting power or by the vote of a majority of the board of directors. However, the New Charter provides that, from and after the time Apollo ceases to beneficially own at least 50.1% in voting power of our outstanding common stock, in addition to any vote required under the New Charter, the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting as a single class, is required for the stockholders to alter, amend or repeal any provision of the By-laws or to adopt any provision inconsistent therewith.

The provisions of the DGCL, our amended certificate and our amended bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Listing

Our shares of common stock are listed on the New York Stock Exchange under the symbol “ADT.” We do not intend to list our Class B Common Stock on any national securities exchange.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock, Class B Common Stock and CB Warrants is American Stock Transfer & Trust Company, LLC.

RISK FACTORS

In addition to the other information contained in this Information Statement, you should carefully consider the discussion of risks under the heading “Item 1A. Risk Factors” in the Annual Report and under the heading “Item 1A. Risk Factors” in the First Quarter 10-Q (as defined herein), the Second Quarter 10-Q (as defined herein), as well as the other documents that are incorporated by reference in this Information Statement. For further information regarding the documents incorporated into this Information Statement by reference, please see the sections titled “Where You Can Find More Information” and “Information Incorporated by Reference” of this Information Statement. Realization of any of the risks described below or any of the risks or events described in the documents incorporated by reference could have a material adverse effect on the business, financial condition, cash flows and results of operations of the Company and could result in a decline in the trading prices of the shares of the Company.

The New Charter will provide that the US federal district courts will be the sole and exclusive forum for substantially all disputes between us and our stockholders for any complaint asserting a cause of action arising under the Securities Act, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees.

Our Existing Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware is the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf; (b) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or our stockholders; (c) any action asserting a claim arising pursuant to any provision of the DGCL or of the certificate of incorporation or the By-laws; or (d) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine. In addition to these, the New Charter also provides that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This exclusive forum provision in the New Charter will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. The choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may discourage such lawsuits against us and our directors, officers and other employees. Our stockholders will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder as a result of our exclusive forum provisions. Alternatively, if a court were to find the choice of forum provision contained in the New Charter to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect our business, financial condition and results of operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to shares of common stock beneficially owned by each of the Company’s directors and the named executive officers, all directors and executive officers as a group and each person the Company believes to be the beneficial owner of more than 5% of the outstanding shares of common stock as of such date. Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and investment power with respect to shares owned by such stockholder. In the case of the Company’s directors and executive officers, the information below has been provided by such persons at the Company’s request.

The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

As of the Record Date, 770,433,609 shares of common stock were issued and outstanding.

	Vested Options (#)	Shares Beneficially Owned (#)	Total (#)	Percent (without giving effect to the Private Placement)(1)	Percent (after giving effect to the Private Placement)(2)
More than 5% Stockholders
Apollo Funds(3)		651,848,348	651,848,348	84.6%	79.0%
Named Executive Officers and Directors(4)
James D. DeVries	1,134,558	1,348,774	2,483,332	*	*
Daniel M. Bresingham	760,166	1,239,311	1,999,477	*	*
Robert Kupbens	—	135,536	135,536	*	*
Jeffrey Likosar	874,566	1,255,003	2,129,569	*	*
Donald Young	760,166	1,240,203	2,000,369	*	*
Andrew D. Africk	—	161,352	161,352	*	*
Marc E. Becker	—	—	—	—	—
Stephanie Drescher	—	—	—	—	—
Tracey R. Griffin	—	32,123	32,123	*	*
Matthew H. Nord	—	—	—	—	—
Eric L. Press	—	—	—	—	—
Reed B. Rayman	—	—	—	—	—
David Ryan	—	—	—	—	—
Lee J. Solomon	—	—	—	—	—
Matthew E. Winter	—	31,352	31,352	*	*
All current directors and executive officers as a group (23 persons)	4,455,648	6,783,345	11,193,993	1.5%	1.4%

*	Represents less than one percent of shares outstanding
(1)

Percentage of shares beneficially owned is based on 770,433,609 shares of common stock outstanding as of the Record Date, which includes unvested common shares and assumes no options are exercised by any holder in accordance with Rule 13d-3(d)(1)(i) of the Exchange Act.

(2)

Percentage of shares beneficially owned is based on 825,178,134 shares of common stock outstanding as of the Record Date after giving effect to the issuance of 54,744,525 shares of Class B Common Stock in the Private Placement, which excludes unvested common shares and assumes no options are exercised by any holder in accordance with Rule 13d-3(d)(1)(i) of the Exchange Act.

(3)

Represents shares of our Common Stock held of record by (i) the Majority Stockholders, (ii) Prime Security Services TopCo (ML), LLC (“Prime TopCo ML”), (iii) Prime Security Services TopCo (ML II), LLC (“Prime TopCo ML II”), (iv) Prime Security Services TopCo Parent GP, LLC (“TopCo Parent GP”), (v) AP VIII Prime Security Services Holdings, L.P. (“AP VIII Prime Security LP”), (vi) Prime Security Services GP, LLC (“Prime GP”), (vii) AP VIII Prime Security Services Management, LLC (“AP VIII Prime Security Management”), (viii) Apollo Management, L.P. (“Apollo Management”), (ix) Apollo Management GP, LLC (“Management GP”), (x) Apollo Management Holdings, L.P. (“Management Holdings”), and (xi) Apollo Management Holdings GP, LLC (“Management Holdings GP”). In October 2019, TopCo Parent and Prime Security Services TopCo Parent II, L.P. (“TopCo Parent II”) entered into a margin loan facility and, in connection therewith, shares of the Company held of record by each of TopCo Parent and TopCo Parent II were transferred to the Majority Stockholders. Accordingly, the Majority Stockholders are the holders of record of the securities of the Company. Prime TopCo ML serves as the general partner of TopCo ML LP, and Prime TopCo ML II serves as the general partner of TopCo ML II LP. TopCo Parent GP serves as the sole member of Prime TopCo ML. AP VIII Prime Security LP serves as the sole member of TopCo Parent GP. Prime GP serves as the general partner for AP VIII Prime Security LP and as the sole member for Prime TopCo ML II. AP VIII Prime Security Management serves as the investment manager of AP VIII Prime Security LP and Prime GP. Apollo Management serves as the sole member-manager of AP VIII Prime Security Management. Management GP serves as the general partner of Apollo Management. Management Holdings serves as the sole member and manager of Management GP, and Management Holdings GP serves as the general partner of Management Holdings. Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, and as such may be deemed to have voting and dispositive control of the shares of Common Stock held of record by Prime TopCo LP. The address of Prime TopCo LP, Prime TopCo II LP, Parent GP, and AP VIII Prime Security LP is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of each of AP VIII Prime Security Management, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 West 57th Street, 43rd Floor, New York, New York 10019.

(4)

Except for shares issuable upon exercise of options listed in the table above under the heading “Vested Options,” none of our NEOs and directors beneficially own shares of common stock issuable upon the vesting of Restricted Stock Units (“RSUs”) or upon the exercise of options within 60 days.

SHARE TRANSFER AGENT

The Company’s share transfer agent is American Stock Transfer & Trust, LLC 6201 15th Avenue, Brooklyn, NY 11219.

NO APPRAISAL RIGHTS

Under the Existing Charter and the DGCL, stockholders are not entitled to appraisal rights in connection with the approval of the New Charter.

INTERESTS OF THE COMPANY’S DIRECTORS, OFFICERS AND AFFILIATES IN THE APPROVED ACTION

The Company is not aware of any substantial direct interest by security holdings or otherwise, of any director, officer or any of their affiliates in the approval of the New Charter; provided, certain directors, officers or any of their affiliates may be deemed to have indirect interest in the approval of the New Charter given their ownership of our common stock.

WHERE YOU CAN FIND MORE INFORMATION

We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov. Our Investor Relations website address is https://investor.adt.com. We make available, free of charge through our Investor Relations website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

INFORMATION INCORPORATED BY REFERENCE

We “incorporate by reference” information into this Information Statement, which means that we disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information contained expressly in this Information Statement, and the information that we file later with the SEC will automatically supersede this information. You should not assume that (i) the information in this Information Statement is current as of any date other than the date on the front page of this Information Statement or (ii) any information we have incorporated by reference in this Information Statement is current as of any date other than the date of the document incorporated by reference.

We incorporate by reference the documents listed below and any documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 on any Current Report on Form 8-K, or corresponding information furnished under Item 9.01 or included as an exhibit), including all such documents the Company may file with the SEC after the date on which this Information Statement was initially filed with the SEC:

i)	Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 10, 2020 (the “Annual Report”);

ii)	Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 7, 2020 (the “First Quarter 10-Q”); and

iii)	Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 5, 2020 (the “Second Quarter 10-Q”).

Upon the written request of any record holder or beneficial owner of common stock entitled to notice hereunder, we will, without charge, provide a copy of any documents we file with the SEC. Requests should be directed to David Smail, Secretary, ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of an Information Statement to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement, either now or in the future, please contact our Secretary and Chief Legal Officer by mailing a request to ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431, or by calling our main telephone number at (561) 988-3600 and requesting to be connected to the office of our Secretary and Chief Legal Officer. Upon written or oral request to the Secretary and Chief Legal Officer, we will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single copy of the Information Statement and similar documents in the future in the same manner as described above.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the New Charter. Your consent to the approval of the New Charter is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

David Smail
Executive Vice President, Chief Legal Officer and Secretary

ANNEX A

ACTION BY WRITTEN CONSENT OF

MAJORITY STOCKHOLDERS OF

ADT INC.

EXECUTION COPY

ADT INC.

WRITTEN CONSENT OF THE STOCKHOLDERS

IN LIEU OF A MEETING

Each of the undersigned, being a stockholder of ADT Inc., a Delaware corporation (the “Company”), collectively holding 651,848,348 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), constituting approximately 84.6% of the outstanding aggregate voting power of the Company entitled to vote on the matters set forth herein (each, a “Stockholder” and together, the “Stockholders”), acting by written consent in lieu of a meeting of stockholders of the Company, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware (“DGCL”), Article IX of the Amended and Restated Certificate of Incorporation of the Company (the “Existing Charter”) and Section 2.11 of the Amended and Restated Bylaws of the Company, hereby consents in writing to the adoption without a meeting of stockholders of the Company of the following resolutions and to the taking of each of the actions contemplated thereby as of the date first written above:

WHEREAS, the Board of Directors of the Company (the “Board”) has (i) determined that the amendment and restatement of the Existing Charter in the form of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the “Amended and Restated Charter”) is advisable, fair to and in the best interests of the Company and the holders of shares of Common Stock, (ii) approved the Amended and Restated Charter and submitted the Amended and Restated Charter to the holders of Common Stock for adoption thereby, and (iii) recommended that the holders of shares of Common Stock approve and adopt the Amended and Restated Charter; and

WHEREAS, the Stockholders (i) have reviewed a copy of the Amended and Restated Charter and (ii) desire to approve and adopt the Amended and Restated Charter.

NOW, THEREFORE, BE IT:

RESOLVED, that the Amended and Restated Charter be, and hereby is, approved, adopted and confirmed in all respects; and be it further

RESOLVED, that the Stockholders hereby waive any and all notice requirements imposed by the DGCL or other applicable law with respect to the time and place of meeting, and consents to the transaction of all business represented by this written consent; and be it further

RESOLVED, that the Board may abandon the Amended and Restated Charter, before or after stockholder approval thereof, without further action by the stockholders at any time prior to the effectiveness of the Amended and Restated Charter; and be it further

RESOLVED, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.

This written consent shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of

Delaware. This written consent may be executed by facsimile or portable document format (.pdf) and when so executed shall be deemed to be an original.

The Secretary of the Company is hereby directed to file a signed copy of this Consent in the minute book of the Company.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the undersigned Stockholders have duly executed this written consent as of the date(s) set forth below.

PRIME SECURITY SERVICES TOPCO (ML), L.P.

By:	Prime Security Services TopCo (ML), LLC,
its general partner

By:	Prime Security Services TopCo Parent GP, LLC,
its sole member

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President
Date: July 31, 2020

PRIME SECURITY SERVICES TOPCO (ML II), L.P.

By:	Prime Security Services TopCo (ML II), LLC,
its general partner

By:	Prime Security Services GP, LLC,
its sole member

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President
Date: July 31, 2020

[Signature Page to Written Consent of Stockholders]

4

Exhibit A

Form of Amended and Restated Charter

See attached.

5

FINAL FORM

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ADT INC.

ADT Inc. is a corporation organized and existing under the laws of the State of Delaware (the “Corporation”). The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 15, 2015, under the name “Apollo Security Services Parent, Inc.” The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 23, 2018 (the “Existing Certificate of Incorporation”). This Amended and Restated Certificate of Incorporation of the Corporation (as the same may be further amended and/or restated, this “Amended and Restated Certificate of Incorporation”), which further amends and restates the Existing Certificate of Incorporation, as heretofore amended, in its entirety, has been duly adopted by all necessary action of the board of directors of the Corporation (the “Board”) and the stockholders of the Corporation, pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended and/or supplemented from time to time (the “DGCL”), to read as follows:

ARTICLE I

The name of the Corporation is ADT Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.01 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is four billion one hundred million (4,100,000,000) shares of capital stock, of which three billion nine hundred ninety-nine million (3,999,000,000) shares shall be common stock, par value $0.01 per share (the “Common Stock”), one hundred million (100,000,000) shares shall be Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Common Stock, the “ADT Common Stock”), and one million (1,000,000) shares shall be preferred securities, par value $0.01 per share (the “Preferred Securities”). Subject to the rights of the holders of any series of Preferred Securities then outstanding, the number of authorized shares of any of the Common Stock, Class B Common Stock or Preferred Securities may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock, Class B Common Stock or Preferred Securities voting separately as a class shall be required therefor.

6

Section 4.02 ADT Common Stock. The terms of the ADT Common Stock set forth below shall be subject to the express terms of any series of Preferred Securities then outstanding.

(a) Voting Rights.

(i) Generally. Except as expressly provided in this Amended and Restated Certificate of Incorporation, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder as of the applicable record date on all matters on which stockholders are entitled to vote generally, including the election, appointment or removal of directors of the Corporation. Except as expressly provided in this Amended and Restated Certificate of Incorporation, each holder of Class B Common Stock, as such, shall have one vote for each share of Class B Common Stock held of record by such holder as of the applicable record date on all matters on which stockholders are entitled to vote generally; provided, however, that holders of Class B Common Stock, as such, shall not be entitled to vote on the election, appointment or removal of directors of the Corporation. Except as otherwise required by applicable law or provided in this Amended and Restated Certificate of Incorporation (including, without limitation, the foregoing limitation on the voting powers of the Class B Common Stock), the holders of Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of stockholders.

(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Securities or any class or series of stock having a preference over or the right to participate with the ADT Common Stock with respect to the payment of dividends or distributions, the holders of ADT Common Stock shall be entitled to receive, as, if and when declared by the Board out of the funds of the Corporation legally available therefor, such dividends (payable in cash, shares of stock of the Corporation, property or assets of the Corporation or otherwise) as the Board may from time to time in its sole discretion determine, and the holders of Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board from time to time with respect to the ADT Common Stock out of assets or funds legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of ADT Common Stock or rights to acquire ADT Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be, and the holders of Class B Common Stock shall receive an equal number of shares of Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provision for the payment of any debts and other liabilities of the Corporation, and subject to the rights, if any, of the holders of any outstanding series of Preferred Securities or other class or series of stock having a preference over or the right to participate with the ADT Common Stock with respect to the distribution of assets upon any such liquidation, dissolution or winding up, the remaining assets of the Corporation of whatever kind available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock and Class B Common Stock equally, on a per share basis, in proportion to the number of shares of ADT Common Stock held by them respectively.

(d) Conversion of Class B Common Stock.

(i) Each share of Class B Common Stock shall immediately become convertible into one share of Common Stock, at the option of the holder thereof, at any time following the earlier of (x) the expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Clearance”), required prior to such holder’s conversion of all such shares of Class B Common Stock, and (y) to the extent HSR Clearance is not required prior to such holder’s conversion of such shares of Class B Common Stock, the date that such holder owns such shares of Class B Common Stock. Conversion of such shares of Class B Common Stock shall be effected by surrender of such holder’s certificate representing such share of Class B Common Stock (or, in the case of uncertificated

7

shares, evidence of ownership satisfactory to the Corporation) accompanied by a written notice from such holder addressed to the Corporation requesting the conversion and specifying the number of shares of Class B Common Stock to be converted. Upon a conversion of shares of Class B Common Stock, the Corporation shall issue to the holder of the shares of Class B Common Stock so converted a certificate representing the number of shares of Common Stock into which such holder’s shares of Class B Common Stock shall have been converted (and, if fewer than all of such holder’s shares of Class B Common Stock shall have been converted, a certificate representing the number of shares of Class B Common Stock that remain registered in such holder’s name) or, in the case of any uncertificated shares, evidence of registration of such shares in book-entry form.

(ii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock pursuant to Section 4.02(d)(i), such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

(iii) No shares of Class B Common Stock converted pursuant to Section 4.02(d)(i) shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of capital stock that the Corporation shall be authorized to issue. At such time as all shares of Class B Common Stock have been so converted, the provisions of this Amended and Restated Certificate of Incorporation regarding the Class B Common Stock shall have no further force and effect and shall be deemed to be deleted from this Amended and Restated Certificate of Incorporation and any other references to shares of such class in this Amended and Restated Certificate of Incorporation or any other agreement to which the Corporation is a party shall be deemed to refer to the same number of shares of Common Stock.

(e) Equal Status. Except as expressly provided in this Section 4.02, including the voting restriction applicable to Class B Common Stock set forth in Section 4.02(a)(i), shares of Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably, and be identical in all respects as to all matters. Without limiting the generality of the foregoing, the Common Stock and Class B Common Stock shall be treated equally by the Corporation in any merger (provided that, in connection with any merger to create a holding company, the holders of Common Stock and Class B Common Stock shall also be treated equally except that each may receive a proportionate number of securities relative to their respective shares of ADT Common Stock), consolidation, share exchange pursuant to an exchange offer by the Corporation, share repurchase pursuant to a tender offer, tender offer pursuant to an agreement to which the Corporation is a party or other similar transaction; provided that if any dividend is paid in the form of ADT Common Stock (or rights to acquire ADT Common Stock or securities convertible into or exchangeable for ADT Common Stock), the holders of Common Stock shall receive Common Stock (or rights to acquire Common Stock or securities convertible into or exchangeable for Common Stock, as the case may be) and the holders of Class B Common Stock shall receive a proportionate number of shares of Class B Common Stock (or rights to acquire Class B Common Stock or securities convertible into or exchangeable for Class B Common Stock, as the case may be); provided, however, that the foregoing shall not prohibit the Corporation from making open market repurchases of Common Stock pursuant to a plan designed to comply with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, without repurchasing or offering to repurchase a proportionate number of shares of Class B Common Stock. If the Corporation in any manner subdivides or combines the outstanding shares of one class of ADT Common Stock, the outstanding shares of the other class of ADT Common Stock will be subdivided or combined in the same manner.

Section 4.03 Preferred Securities. The Board is authorized, by resolution or resolutions, to provide, out of the authorized but unissued shares of Preferred Securities, for the issuance from time to time of shares of Preferred Securities in one or more series and, by filing a certificate of designation (a “Preferred Securities Certificate of Designation”) pursuant to the applicable provisions of the DGCL, to establish from time to time the number of shares to be included in each such series, with such powers (including voting powers, if any), designations, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions

8

thereof, if any, as are stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board, including, but not limited to, determination of any of the following:

(a) the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series;

(b) the dividend rate, if any, and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative and, if so, from what date or dates, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes or series of stock;

(c) the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation or the holder thereof or upon the happening of a specified event;

(d) whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(e) the amounts payable on, and the preferences, if any, of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or upon the happening of any other specified event;

(f) whether or not the shares of the series will be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or series of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(g) whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other class or classes or series of stock of the Corporation in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other class or classes or series of stock of the Corporation, restricting the payment of dividends on or the making of other distributions in respect of shares of any other class or classes or series of stock of the Corporation ranking junior to the shares of the series as to dividends or distributions, or restricting the purchase or redemption of the shares of any such junior class or classes or series of stock of the Corporation, and the terms of any such restriction;

(h) whether or not the shares of the series will have voting rights or powers and, if so, the terms of such voting rights and powers; and

(i) any other powers, preferences and rights, and qualifications, limitations and restrictions thereof, of the series.

Except as otherwise required by law, holders of any series of Preferred Securities shall be entitled to only such voting rights and powers, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation. Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation, no vote of the holders of shares of Preferred Securities or ADT Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Securities so authorized in accordance with this Amended and Restated Certificate of Incorporation. Except as otherwise required by law, holders of ADT Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Securities if the holders of such affected series are entitled, either separately as a class or together with the holders of one or more other such series as a separate class, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation or pursuant to the DGCL. Unless otherwise provided by this Amended and Restated Certificate of

9

Incorporation, the Board may, by resolution or resolutions, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Securities established by a Preferred Securities Certificate of Designation pursuant to this Article IV and the DGCL and, if the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

Section 5.01 General Powers. Except as otherwise provided by applicable law or this Amended and Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 5.02 Number of Directors. Except as otherwise provided for or fixed pursuant to Article IV and this Article V (relating to the rights of any series of Preferred Securities to elect additional directors), and subject to the terms of that certain Amended and Restated Stockholders Agreement, dated as of December 14, 2018, by and among the Corporation and certain affiliates of Apollo (as defined in Article VII hereof) and the other parties thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”), the total number of directors shall be as determined from time to time exclusively by the Board; provided, that in no event shall the total number of directors be more than fifteen (15). Election of directors need not be by written ballot unless the Bylaws (as defined below) shall so require.

Section 5.03 Classified Board; Term of Office. The directors (other than those directors elected by the holders of any series of Preferred Securities, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Each director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification. The Board is authorized to assign members of the Board already in office to their respective class.

Section 5.04 Quorum. Notwithstanding anything to the contrary set forth in this Amended and Restated Certificate of Incorporation, the Bylaws or applicable law, but in addition to any requirements set forth in this Amended and Restated Certificate of Incorporation, the Bylaws and applicable law, if Apollo owns, beneficially or of record, any shares of stock of the Corporation and there is at least one member of the Board who is an Apollo Designee (as defined in the Stockholders Agreement), a quorum for the transaction of business at any meeting of the Board shall include at least one Apollo Designee unless each Apollo Designee provides notice in writing or by electronic transmission to the remaining members of the Board waiving his or her right to be included in the quorum at such meeting. Notwithstanding anything to the contrary set forth herein, but in addition to any other vote required by this Amended and Restated Certificate of Incorporation, the Bylaws or applicable law, at any time that Apollo owns, beneficially or of record, any shares of stock of the Corporation, the Corporation shall not (directly or indirectly, by merger, consolidation or otherwise) amend, alter or repeal this Section 5.04, or adopt any provision inconsistent herewith, without the prior written consent of Apollo.

10

Section 5.05 Vacancies. Except as otherwise provided by this Amended and Restated Certificate of Incorporation, and subject to the terms of the Stockholders Agreement, any vacancy resulting from the death, resignation, removal or disqualification of a director or other cause, or any newly created directorship in the Board, shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and shall not be filled by the stockholders of the Corporation; provided, that, (i) for so long as Apollo owns, beneficially or of record, any shares of stock of the Corporation, any vacancy resulting from the death, resignation, removal, disqualification or other cause in respect of any Apollo Designee shall be filled only by (x) a majority of the Apollo Designees then in office or (y) if there are no Apollo Designees then in office, Apollo, and (ii) for so long as the Co-Investor Condition (as defined in the Stockholders Agreement) is satisfied, any vacancy resulting from the death, resignation, removal, disqualification or other cause in respect of such Co-Invest Designee (as defined in the Stockholders Agreement) shall be filled as set forth in the Stockholders Agreement. Except as otherwise provided by this Amended and Restated Certificate of Incorporation, a director elected to fill a vacancy or newly created directorship shall hold office until the annual meeting of stockholders for the election of directors of the class to which he or she has been appointed and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification.

Section 5.06 Removal of Directors. Except as otherwise provided by law, the Stockholders Agreement or this Amended and Restated Certificate of Incorporation, directors may be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of the stock of the Corporation entitled to vote in an election of such directors; provided, however, that, from and after the Trigger Event (as defined below) any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. Notwithstanding the foregoing, in the event the Co-Investor Condition is no longer satisfied, any Co-Invest Designee then in office shall thereupon automatically cease to be qualified and shall cease to be a director.

Section 5.07 Voting Rights of Preferred Securities. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Securities shall have the right, voting separately as a series or separately as a class with one or more such other series of Preferred Securities, to elect directors, the election, term of office, removal, filling of vacancies (including filling any newly created directorships) any and other features of such directorships shall be governed by the terms of the other provisions of this Amended and Restated Certificate of Incorporation (including any Preferred Securities Certificate of Designation). During any period when the holders of any series of Preferred Securities have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Securities shall be entitled to elect the additional directors so provided for or fixed pursuant to such provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, removal or disqualification. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Securities having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, retirement, removal or disqualification of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

ARTICLE VI

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board is expressly authorized to

11

make, alter, amend or repeal the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”), without any action on the part of the stockholders.

ARTICLE VII

Except as otherwise required by law, and subject to the rights of the holders of any series of Preferred Securities, special meetings of the stockholders of the Corporation may be called only by (x) the Chairman of the Board or (y) the Secretary of the Corporation at the direction of a majority of the directors then in office, and special meetings may not be called by any other person or persons. Notwithstanding the foregoing, until such time as Apollo Management VIII, L.P. and any of its Affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) (collectively, “Apollo”) ceases to beneficially own at least 50.1% of the outstanding shares of ADT Common Stock (the “Trigger Event”), special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation at the written request of the holders of a majority of the voting power of the then outstanding ADT Common Stock. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice.

ARTICLE VIII

To the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders. Any repeal or amendment or modification of this Article VIII (including by changes in applicable law), or the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide a broader limitation on a retroactive basis than permitted prior thereto), and shall not adversely affect any limitation on the personal liability of any director of the Corporation with respect to acts or omissions occurring prior to the time of such repeal or amendment or modification or adoption of such inconsistent provision. If any provision of the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE IX

Subject to the rights of the holders of one or more series of Preferred Securities then outstanding to act by written consent as provided in any Preferred Securities Certificate of Designation, any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders; provided, that prior to the Trigger Event, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by or on behalf of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the DGCL.

ARTICLE X

Section 10.01 Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she or a person of whom he or she is

12

the legal representative is or was, at any time during which this Amended and Restated Certificate of Incorporation is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation or is or was at any such time serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (hereinafter, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974 and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.04 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized in the first instance by the Board.

Section 10.02 Advancement of Expenses. The right to indemnification conferred upon Indemnitees in this Article X shall include the right, without the need for any action by the Board, to be paid by the Corporation (and any successor of the Corporation by merger or otherwise) the expenses incurred in defending any such proceeding in advance of its Final Disposition (as defined below), such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the “Undertaking”) by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “Final Disposition”) that such director or officer is not entitled to be indemnified for such expenses under this Article X or otherwise.

Section 10.03 Nature of Rights; Other Sources. The rights conferred upon Indemnitees in this Article X shall be contract rights between the Corporation and each Indemnitee to whom such rights are extended that vest at the commencement of such person’s service to or at the request of the Corporation and all such rights shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or ceased to serve at the Corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The Corporation hereby acknowledges that certain Indemnitees may have certain rights to indemnification, advancement of expenses and/or insurance (other than directors’ and officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Corporation, its affiliates or any of the foregoing’s respective subsidiaries) from persons or entities other than the Corporation (collectively, the “Other Indemnitors”). The Corporation hereby agrees (i) that it is the indemnitor of first resort of the Indemnitees (i.e., its obligations to an Indemnitee hereunder are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by an Indemnitee and shall be liable for the full amount of all losses, claims, damages, liabilities and expenses (including attorneys’ fees, judgments, fines, penalties and amounts paid in settlement) to the extent legally permitted and as required

13

by the terms hereof, without regard to any rights an Indemnitee may have against the Other Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Other Indemnitors on behalf of an Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation hereunder shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. For the avoidance of doubt, no person or entity providing directors’ or officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Corporation, any of its affiliates or any of the foregoing’s respective subsidiaries, including any person or entity providing such insurance obtained or maintained as contemplated by Section 10.08, shall be an Other Indemnitor.

Section 10.04 Claims. To obtain indemnification under this Article X, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.04, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (a) by the majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum, (b) if there are no such Disinterested Directors, or if a majority of the Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (c) if a majority of Disinterested Directors so directs, by a majority of the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

Section 10.05 Enforcement. If a claim under Section 10.01 of this Article X is not paid in full by the Corporation within sixty (60) days after a written claim pursuant to Section 10.04 of this Article X has been received by the Corporation, or if a claim under Section 10.02 of this Article X is not paid in full by the Corporation within twenty (20) days after a written claim therefor has been made, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim to the fullest extent permitted by law. It shall be a defense to any such action that (x) in the case of a claim for indemnification, the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed or (y) in the case of a claim for an advancement of expenses, that the claimant is not entitled to the requested advancement of expenses, but (except where the required Undertaking, if any, has not been tendered to the Corporation) the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 10.06 Procedures. If a determination shall have been made pursuant to Section 10.04 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.05 of this Article X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.05 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

14

Section 10.07 Non-Exclusive Rights. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its Final Disposition conferred in this Article X: (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Corporation, the Board or the stockholders of the Corporation with respect to any act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought prior to the date of such termination. Any amendment, modification, alteration or repeal of this Article X (by merger, consolidation or otherwise) that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an Indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not, without the written consent of the Indemnitee, in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section 10.08 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 10.09 Additional Rights. The Board may grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in connection with any Proceeding in advance of its Final Disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.

Section 10.10 Severability. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any Section of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any Section of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 10.11 Definitions; Construction. For purposes of this Article X: “Disinterested Director” means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by the claimant; and “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporate law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article X. Any reference to an officer of the Corporation in this Article X shall be deemed to refer exclusively to the officers appointed as such pursuant to the Bylaws by the Board or by an officer to whom the Board has delegated the power to appoint officers, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such

15

person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article X.

Section 10.12 Notices. Any notice, request or other communication required or permitted to be given to the Corporation under this Article X shall be in writing and either delivered in person or sent by telecopy, fax, email, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE XI

Section 11.01 Recognition of Corporate Opportunities. In recognition and anticipation that (a) certain directors, officers, principals, partners, members, managers, employees, agents and/or other representatives of Apollo, the Co-Investor and their respective Affiliates may serve as directors, officers or agents of the Corporation and its Affiliates, and (b) Apollo, the Co-Investor and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation and its Affiliates, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation and its Affiliates, directly or indirectly, may engage, the provisions of this Article XI are set forth to regulate and define the conduct of certain affairs of the Corporation and its Affiliates with respect to certain classes or categories of business opportunities as may involve Apollo, the Co-Investor and their respective Affiliates and any person or entity who, while a stockholder, director, officer or agent of the Corporation or any of its Affiliates, is a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Apollo, the Co-Investor and their respective Affiliates (each, an “Identified Person”), on the one hand, and the powers, rights, duties and liabilities of the Corporation and its Affiliates and its and their respective stockholders, directors, officers, and agents in connection therewith, on the other. To the fullest extent permitted by law (including, without limitation, the DGCL), and notwithstanding any other duty (contractual, fiduciary or otherwise, whether at law or in equity), each Identified Person (i) shall have the right to, and shall have no duty (contractual, fiduciary or otherwise, whether at law or in equity) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Corporation or any of its Affiliates or deemed to be competing with the Corporation or any of its Affiliates, on its own account, or in partnership with, or as a direct or indirect equity holder, controlling person, stockholder, director, officer, employee, agent, Affiliate (including any portfolio company), member, financing source, investor, director or indirect manager, general or limited partner or assignee of any other person or entity with no obligation to offer to the Corporation or its subsidiaries or other Affiliates the right to participate therein and (ii) shall have the right to invest in, or provide services to, any person that is engaged in the same or similar business activities as the Corporation or its Affiliates or directly or indirectly competes with the Corporation or any of its Affiliates.

Section 11.02 Competitive Opportunities. In the event that any Identified Person acquires knowledge of a potential transaction or matter which may be an investment, corporate or business opportunity or prospective economic or competitive advantage in which the Corporation or its Affiliates could have an interest or expectancy (contractual, equitable or otherwise) (a “Competitive Opportunity”) or otherwise is then exploiting any Competitive Opportunity, to the fullest extent permitted under the DGCL and notwithstanding any other duty existing at law or in equity, the Corporation and its Affiliates will have no interest in, and no expectation (contractual, equitable or otherwise) that such Competitive Opportunity be offered to it. To the fullest extent permitted by law, any such interest or expectation (contractual, equitable or otherwise) is hereby renounced so that such Identified Person shall (i) have no duty to communicate or present such Competitive Opportunity to the Corporation or its Affiliates, (ii) have the right to either hold any such Competitive Opportunity for such Identified Person’s own account and benefit or the account of the former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, investors, direct or indirect managers, general or limited partners or assignees of any Identified Person or to direct, recommend, assign or otherwise transfer such Competitive Opportunity to persons or entities

16

other than the Corporation or any of its subsidiaries, Affiliates or direct or indirect equity holders and (iii) notwithstanding any provision in this Amended and Restated Certificate of Incorporation to the contrary, not be obligated or liable to the Corporation, any stockholder, director or officer of the Corporation or any other person or entity by reason of the fact that such Identified Person, directly or indirectly, took any of the actions noted in the immediately preceding clause (ii), pursued or acquired such Competitive Opportunity for itself or any other person or entity or failed to communicate or present such Competitive Opportunity to the Corporation or its Affiliates.

Section 11.03 Acknowledgement. Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation or any other interest in the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XI.

Section 11.04 Interpretation; Duties. In the event of a conflict or other inconsistency between this Article XI and any other Article or provision of this Amended and Restated Certificate of Incorporation, this Article XI shall prevail under all circumstances. Notwithstanding anything to the contrary herein, under no circumstances shall the provisions of this Article XI (other than this Section 11.04 of this Article XI) apply to (or result in or be deemed to result in a limitation or elimination of any duty (contractual, fiduciary or otherwise, whether at law or in equity)) owed by any employee of the Corporation or any of its subsidiaries, irrespective of whether such employee otherwise would be an Identified Person, and any Competitive Opportunity waived or renounced by any person or entity pursuant to such other provisions of this Article XI shall be expressly reserved and maintained by such person or entity, as applicable (and shall not be waived or renounced) as to any such employee.

Section 11.05 Section 122(17) of the DGCL. For the avoidance of doubt, subject to Section 11.04 of this Article XI, this Article XI is intended to constitute, with respect to the Identified Persons, a disclaimer and renunciation, to the fullest extent permitted under Section 122(17) of the DGCL, of any right of the Corporation or any of its Affiliates with respect to the matters set forth in this Article XI, and this Article XI shall be construed to effect such disclaimer and renunciation to the fullest extent permitted under the DGCL.

Section 11.06 Definitions. Solely for purposes of this Article XI, (i) “Affiliate” shall mean (a) with respect to Apollo, any person or entity that, directly or indirectly, is controlled by Apollo, controls Apollo, or is under common control with Apollo, (b) with respect to the Co-Investor, any person or entity that, directly or indirectly, is controlled by the Co-Investor, controls the Co-Investor, or is under common control with the Co-Investor, but in each case in clauses (a) and (b), excluding (x) the Corporation, and (y) any entity that is controlled by the Corporation (including its direct and indirect subsidiaries), and (c) with respect to the Corporation, any person or entity that, directly or indirectly, is controlled by the Corporation; (ii) “Apollo” shall mean Apollo Management VIII, L.P.; and (iii) the “Co-Investor” shall mean the entity set forth on Exhibit A attached to the Stockholders Agreement.

ARTICLE XII

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or of this Amended and Restated Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation or any director or officer of the Corporation governed by the internal affairs doctrine; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and, to the fullest extent permitted by law, to have consented to the provisions of this Article XII.

17

ARTICLE XIII

Section 13.01 Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.02 Interested Stockholders. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the ADT Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

Section 13.03 Definitions. For purposes of this Article XIII only, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “Apollo” means Apollo Management VIII, L.P. and its affiliates.

(c) “Apollo Direct Transferee” means any person that acquires (other than in a registered public offering) directly from Apollo or any of its affiliates or successors or any “group”, or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act, beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(d) “Apollo Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Apollo Direct Transferee or any other Apollo Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(e) “associate”, when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(f) “business combination”, when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership,

18

unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.02 of this Article XIII is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(g) “control”, including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(h) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) Apollo, any Apollo Direct

19

Transferee, any Apollo Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(i) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly;

(ii) has (x) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (y) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (y) of Section 13.03(i)(ii)), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(j) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(k) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(l) “voting stock” means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity; provided, however, that the Class B Common Stock shall be deemed to constitute “voting stock” of the Corporation for purposes of this Article XIII. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock, with the understanding that each share of Class B Common Stock shall be deemed to have an equal number of votes as a share of Common Stock for purposes of this Article XIII.

ARTICLE XIV

If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any Article (or section or subsection thereof) of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this

20

Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any Article (or any section or subsection thereof) of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by this Amended and Restated Certificate of Incorporation and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Amended and Restated Certificate of Incorporation in its current form or as hereafter amended are granted subject to the right reserved in this Article XV. Notwithstanding the foregoing, from and after the occurrence of the Trigger Event, notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any greater or additional vote or consent required hereunder (including any vote of the holders of any particular class or classes or series of stock required by law or by this Amended and Restated Certificate of Incorporation), the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal Section 4.03 of Article IV, Articles V, VI, VII, VIII, IX, X, XI, XII and XIII, and this Article XV.

From and after the occurrence of the Trigger Event, notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any additional or greater vote or consent required hereunder (including any vote of the holders of any particular class or classes or series of stock required by law or by this Amended and Restated Certificate of Incorporation), the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

[Remainder of Page Intentionally Left Blank]

21

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer as of this          day of                 , 2020.

ADT INC.

By:
Name:
Title:

ADT INC. — A&R CERTIFICATE OF INCORPORATION